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                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56428) of American Physicians Capital, Inc. of our report dated June 18, 2002 relating to the financial statements of American Physicians Assurance Corporation 401(k) Plan and Trust, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Grand Rapids, Michigan
June 28, 2002